UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report  (Date of earliest event reported)  August 2, 2005

ARES CAPITAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	000-50697	33-1089684
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

780 Third Avenue, 46th Floor, New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 750-7300

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On August 8, 2005, the Registrant issued a press release announcing its financial results for the quarter ended June 30, 2005.  The text of the press release is included as Exhibit 99.1 to this Form 8-K.

The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective on August 2, 2005, Antony P. Ressler resigned from his position as a director and Co-Chairman of the Board of Directors of the Registrant (the “Board”) and Robert L. Rosen resigned from his position as a member of the Audit and Nominating Committees of the Board.

On August 2, 2005, the Board appointed Frank E. O’Bryan as a Class III Director to fill the vacant seat created by the resignation of Mr. Ressler, which will expire in 2007.  Mr. O’Bryan also has been named to the Audit and Nominating Committees of the Board.  Bennett Rosenthal will remain Chairman of the Board of the Registrant.

Mr. O’Bryan served as Chairman of the Board of WMC Mortgage Company from 1997 to 2003 and as a Vice Chairman until 2004 when the company was sold to General Electric Corporation.  Prior to that, Mr. O’Bryan served as a Director and senior executive of Shearson Hayden Stone from 1979 to 1981, when it was sold to Shearson American Express.  Mr. O’Bryan served as Vice Chairman of Shearson /American Express Mortgage Corp. and as a Director of Shearson American Express from 1981 to 1985, when he resigned, re-acquired the escrow division and changed its name to Spring Mountain Escrow Corporation.  In 1997 Mr. O’Bryan contributed Spring Mountain Escrow Corporation to an entity of investors that acquired Weyerhaeuser Mortgage Corp. (renamed WMC Mortgage Corp.), where he served as Chairman of the Board from 1997 to 2003.  Mr. O’Bryan remains a Director of WMC Mortgage Corp.  Mr. O’Bryan has been a Director of The First American Corporation since 1994.  Since 2003 he has been a Director of Standard Pacific Corporation and a Director of Farmers & Merchants Bank since 2004.  Mr. O’Bryan is a past member of the board of directors of both Damon Corporation and Grubb & Ellis.

Item 9.01  Financial Statements and Exhibits.

(c)                                                          Exhibits:

Exhibit Number	Description

99.1	Press Release, dated as of August 8, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES CAPITAL CORPORATION

Date:	August 8, 2005

		By:	/s/ Daniel F. Nguyen
Name: Daniel F. Nguyen
Title: Chief Financial Officer